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                                                                                                  EXHIBIT 1-A(10)
                                             APPLICATION TO
                             THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                                      Springfield, Illinois 62713

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                                    SECTION 1 - CLIENT INFORMATION
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1.a.  PROPOSED INSURED
                                                             Date of Birth     Place of   Height
      LAST     FIRST     MIDDLE     Sex     Relationship     Mo.  Day   Yr.    Birth      Ft.  In.  Wt.
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                                            (Primary)
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      Drivers License Number & State                         Social Security No.:       -     -
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  b.  SPOUSE, BUSINESS PARTNER, OR APPLICANT FOR JUVENILE POLICY
                                                             Date of Birth     Place of   Height
      LAST     FIRST     MIDDLE     Sex     Relationship     Mo.  Day   Yr.    Birth      Ft.  In.  Wt.
-----------------------------------------------------------------------------------------------------------------

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      Drivers License Number & State                         Social Security No.:       -     -
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      DEPENDENT CHILDREN (LIST ONLY NATURAL CHILDREN, STEPCHILDREN OR LEGALLY ADOPTED
      CHILDREN OF THE PROPOSED INSURED OR SPOUSE.)

                                                             Date of Birth     Place of   Height
      LAST     FIRST     MIDDLE     Sex     Relationship     Mo.  Day   Yr.    Birth      Ft.  In.  Wt.
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  c.
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  d.
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  e.
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  f.
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  g.
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      For children not residing with Proposed Insured or Spouse, circle the corresponding letter above
      (C through G) and give their complete address.

      Name ______________________________________________________________________________________________________
      Street, P.O. Box or R.R. __________________________________________________________________________________
      City _________________________________________________ State ________________ ZIP Code ____________________

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2.    CURRENT ADDRESS OF PROPOSED INSURED OR APPLICANT FOR JUVENILE POLICY
      RESIDENCE:                                            BUSINESS:

      Street, P.O. Box or R.R. ____________________________ Name ________________________________________________
      _____________________________________________________ Street, P.O. Box or R.R. ____________________________
      City, State and ZIP Code ____________________________ _____________________________________________________
      _____________________________________________________ City, State and ZIP Code ____________________________
      Telephone Number: ___________________________________ _____________________________________________________
      _____________________________________________________ Telephone Number: ___________________________________
      Best time to call: __________ A.M. or ___________P.M. Best time to call: __________ A.M. or ___________P.M.

      SEND MAIL TO:    / / Proposed Insured or Applicant    / / Business
                           for Juvenile Policy              / / Other____________________________________________
                       / / Owner Shown on Page 2                _________________________________________________

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                                        SECTION 2 - PLAN INFORMATION
                      COMPLETE THE APPROPRIATE SECTION BASED ON THE PRODUCT BEING SOLD.
                          MAKE SURE YOU PLACE CHECK MARKS IN THE APPROPRIATE BOXES.
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3.    / / VARIABLE UNIVERSAL LIFE                             AMOUNT

      Initial Specified Amount (Face Amount). . . . . . .  $__________

      Planned Periodic Premium. . . . . . . . . . . . . .  $__________

      / / Accidental Death Benefit (ADB). . . . . . . . .  $__________
      / / Term Insurance On Other Insured (OIR) . . . . .  $__________ (Spouse or Business Partner Only)
      / / Children's Term . . . . . . . . . . . . . . . .   __________ Units (1 Unit = $1,000)
      / / Disability - Waiver Monthly Deductions
      / / _______________________________________________
      / / _______________________________________________

      DEATH BENEFIT OPTION (Check One)
      / / Option A - Level                                 / / Option B - Increasing

      PREMIUM INSTRUCTIONS:  PLACE CHECK MARKS IN THE APPROPRIATE BOXES.

      MODE                       METHOD
      / / Annually               / /  Direct Bill
      / / Semi-Annually          / /  Bank Draft
      / / Quarterly              / /  Salary Allotment      Amount Collected With Application $__________________
      / / Monthly                                           Date of Check _______________________________________

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                                SECTION 3 - OWNERSHIP & BENEFICIARY INFORMATION
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4.    POLICYOWNER AND TAXPAYER IDENTIFICATION SECTION  (MUST BE COMPLETED.)
      NAME OF OWNER _______________________________________ NAME OF CONTINGENT OWNER ____________________________
      Relationship ________________________________________ Relationship ________________________________________
      Telephone Number ____________________________________ Telephone Number_____________________________________
      Social Security No. Or Tax I.D. _____________________ Social Security No. Or Tax I.D. _____________________
      Street, P.O. Box or R.R. ____________________________ Street, P.O. Box or R.R. ____________________________
      City, State and ZIP Code ____________________________ City, State and ZIP Code ____________________________

5.    BENEFICIARY SECTION  Make sure to provide full legal name for all named beneficiaries.
      (MUST BE COMPLETED.)

      PRIMARY BENEFICIARY FOR PROPOSED INSURED              PRIMARY BENEFICIARY FOR DEPENDENT CHILDREN
      _____________________________________________________ _____________________________________________________
      FIRST             MIDDLE               LAST           FIRST             MIDDLE               LAST
      _____________________________________________________ _____________________________________________________
      RELATIONSHIP                                          RELATIONSHIP

      CONTINGENT BENEFICIARY FOR PROPOSED INSURED           CONTINGENT BENEFICIARY FOR DEPENDENT CHILDREN
      _____________________________________________________ _____________________________________________________
      FIRST             MIDDLE               LAST           FIRST             MIDDLE               LAST
      _____________________________________________________ _____________________________________________________
      RELATIONSHIP                                          RELATIONSHIP

      PRIMARY BENEFICIARY FOR SPOUSE OR BUSINESS PARTNER    TRUST     / / PRIMARY     / / CONTINGENT
      _____________________________________________________ _____________________________________________________
      FIRST             MIDDLE               LAST           NAME OF TRUST
      _____________________________________________________ _____________________________________________________
      RELATIONSHIP

      CONTINGENT BENEFICIARY FOR SPOUSE OR BUSINESS PARTNER _____________________________________________________
                                                            DATE OF TRUST
      _____________________________________________________ _____________________________________________________
      FIRST             MIDDLE               LAST           NAME OF TRUSTEE
      _____________________________________________________ _____________________________________________________
      RELATIONSHIP

6.    COMMON DISASTER CLAUSE
          / /  No
          / /  Yes - ____________________ days.  (NO MORE THAN 30 DAYS)

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                                  SECTION 4 - INSURANCE AND REPLACEMENT INFORMATION
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7.    OCCUPATION OF PROPOSED INSURED                        8. OCCUPATION OF SPOUSE OR BUSINESS PARTNER
      OR APPLICANT

      Occupation __________________________________________    Occupation________________________________________
      Years _______________________________________________    Years ____________________________________________
      Type of Business ____________________________________    Type of Business _________________________________
      Duties ______________________________________________    Duties ___________________________________________
      Do you have any part-time or other full-time jobs? __    Do you have any part-time or other full-time jobs?
      / / Yes ______________ / / No    If yes, give details    / / Yes   / / No   If yes, give details __________
      _____________________________________________________    __________________________________________________
      Do you contemplate any change in occupation? ________    Do you contemplate any change in occupation?
      / / Yes ______________ / / No    If yes, give details    / / Yes   / / No   If yes, give details __________
      _____________________________________________________    __________________________________________________

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9.    REPLACEMENTS AND EXCHANGES

      IF ANSWERS TO a. AND/OR b. ARE YES, ATTACH REPLACEMENT FORMS, 1035 EXCHANGE FORMS AND REPLACED POLICIES.
      LIST THE COMPANIES BEING REPLACED, TYPE OF COVERAGE AND POLICY NUMBERS.

   a. Will this insurance replace, change or use the cash value of any existing insurance policy or annuity by any company?
      / / Yes    / / No

   b. Is this insurance intended to be a 1035 tax-free exchange?     / / Yes     / / No
      -----------------------------------------------------------------------------------------------------------
      Company                                       Type of Coverage                  Policy Number

      -----------------------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------------------

10.   EXISTING AND PENDING INSURANCE

      Total amount of all insurance policies in force and applied for in all companies.  $_______________________

                 (LIST ALL EXISTING AND PENDING INSURANCE FOR ALL PROPOSED INSUREDS.  INDICATE IF NONE.)
      -----------------------------------------------------------------------------------------------------------
      Name of Insured           Company           Type of Coverage           Face Amount         ADB Amount

      -----------------------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------------------


   a. Has any application for life insurance been declined, postponed, rate increased, or benefits limited on any
      Proposed Insured?

      / / Yes    / / No    If yes, give details. ________________________________________________________________

   b. Will Proposed Insured Juvenile have more life insurance than parents or other family members?
      / / Yes    / / No    If yes, give details. ________________________________________________________________

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                                   SECTION 5 - NONMEDICAL & FINANCIAL INFORMATION
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                CHECK THE APPROPRIATE BOXES FOR ANY                   Proposed       Spouse or        Dependent
                         PROPOSED INSUREDS                            Insured     Business Partner    Children
                                                                     YES     NO      YES     NO      YES     NO
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11.   HAS ANY PROPOSED INSURED:
   a. Within the last two years or does Proposed Insured or
      Applicant in the future intend to:
      (1) Fly as a pilot, student or crew member in any type of
          aircraft? . . . . . . . . . . . . . . . . . . . . . . . .  / /    / /      / /    / /      / /    / /
      (2) Engage in underwater diving, parachuting, hang
          gliding, automobile, boat or motorcycle racing? . . . . .  / /    / /      / /    / /      / /    / /
          IF YES, do you agree to accept any policy issued
          hereon with an exclusion rider? . . . . . . . . . . . . .  / /    / /      / /    / /      / /    / /
          IF NO, submit appropriate Questionnaire.
      (3) Travel or reside outside of the United States?. . . . . .  / /    / /      / /    / /      / /    / /
   b. Used Tobacco of any form within the past 12 months? . . . . .  / /    / /      / /    / /      / /    / /
   c. Within the past five years, used any drugs, substances, or other controlled materials without a prescription by
      a physician?. . . . . . . . . . . . . . . . . . . . . . . . .  / /    / /      / /    / /      / /    / /
   d. Been treated or counseled, or been advised to seek
      treatment or counsel (inpatient or outpatient) for
      substance abuse, including drugs and alcohol? . . . . . . . .  / /    / /      / /    / /      / /    / /
   e. Within the past three years, been convicted of a motor
      vehicle moving violation, or had drivers license
      suspended or revoked? . . . . . . . . . . . . . . . . . . . .  / /    / /      / /    / /      / /    / /
-----------------------------------------------------------------------------------------------------------------
12.   HAS ANY PROPOSED INSURED WITHIN THE PAST 10 YEARS:
   a. Been diagnosed or treated by a member of the medical
      profession as having Acquired Immune Deficiency Syndrome
      (AIDS) or AIDS-Related Complex (ARC)? . . . . . . . . . . . .  / /    / /      / /    / /      / /    / /
   b. Tested positive for antibodies to the AIDS (HIV) virus? . . .  / /    / /      / /    / /      / /    / /
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13.   HAS ANY PROPOSED INSURED EITHER CURRENTLY OR WITHIN THE
      PAST FIVE YEARS:
   a. Consulted, been examined or treated by any physician or
      practitioner? . . . . . . . . . . . . . . . . . . . . . . . .  / /    / /      / /    / /      / /    / /
   b. Had an X-ray, electrocardiogram, or other diagnostic test?. .  / /    / /      / /    / /      / /    / /
   c. Had observation or treatment at a clinic, hospital,
      sanitarium, or other medical facility?. . . . . . . . . . . .  / /    / /      / /    / /      / /    / /
   d. Been advised to have any hospitalization or surgery which
      has not been completed? . . . . . . . . . . . . . . . . . . .  / /    / /      / /    / /      / /    / /
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14.   HAS ANY PROPOSED INSURED EVER BEEN TREATED FOR OR HAD
      ANY KNOWN INDICATION OF:
   a. Chest pain, high blood pressure, heart murmur, heart attack,
      or other disorder of the heart or blood vessels?. . . . . . .  / /    / /      / /    / /      / /    / /
   b. Cancer, tumor, cyst, disease of skin or lymph glands? . . . .  / /    / /      / /    / /      / /    / /
   c. ASTHMA*, bronchitis, emphysema, shortness of breath, or other
      disease of the lungs or chronic respiratory disorder? . . . .  / /    / /      / /    / /      / /    / /
   d. Diabetes; thyroid or other endocrine disorders? . . . . . . .  / /    / /      / /    / /      / /    / /
   e. Fainting, EPILEPSY*, SEIZURES*, paralysis or stroke;
      depression or any other nervous or mental disorder;
      abnormality of the brain? . . . . . . . . . . . . . . . . . .  / /    / /      / /    / /      / /    / /
   f. Hernia, ULCER*, or other disorder of the stomach, gall
      bladder, liver, intestines, rectum, or pancreas?. . . . . . .  / /    / /      / /    / /      / /    / /
   g. Sugar or albumin in urine; stone or other disorder of kidney,
      bladder, prostate; disorder of reproductive organs? . . . . .  / /    / /      / /    / /      / /    / /
   h. Disorder of muscles, bone, joint, BACK*, SPINE*;
      ARTHRITIS*, or amputation?. . . . . . . . . . . . . . . . . .  / /    / /      / /    / /      / /    / /
   i. Anemia or other disorder of the blood?. . . . . . . . . . . .  / /    / /      / /    / /      / /    / /
   j. Disorder of eyes, ears, nose, or throat?. . . . . . . . . . .  / /    / /      / /    / /      / /    / /
   k. Abnormal cholesterol or other blood fat or, lipid study?. . .  / /    / /      / /    / /      / /    / /
      (*COMPLETE APPROPRIATE QUESTIONNAIRE)
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15.   IS ANY PROPOSED INSURED NOW PREGNANT? . . . . . . . . . . . .  / /    / /      / /    / /      / /    / /
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16.   IS ANY PROPOSED INSURED NOW TAKING ANY PRESCRIPTION
      OR NON-PRESCRIPTION MEDICATIONS OR DRUGS? . . . . . . . . . .  / /    / /      / /    / /      / /    / /
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SECTION 5 - NONMEDICAL & FINANCIAL INFORMATION (CONTINUED)
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                CHECK THE APPROPRIATE BOXES FOR ANY                   Proposed       Spouse or        Dependent
                         PROPOSED INSUREDS                            Insured     Business Partner    Children
                                                                     YES     NO      YES     NO      YES     NO
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17.   Do you have a personal physician or belong to an H.M.O. or
      clinic? . . . . . . . . . . . . . . . . . . . . . . . . . . .  / /    / /      / /    / /      / /    / /
      If so, please provide information below.
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   a. PROPOSED INSURED:                                  b. SPOUSE, BUSINESS PARTNER, OR DEPENDENT CHILDREN
   ____________________________________________________  ________________________________________________________
   NAME                                                  NAME
   ____________________________________________________  ________________________________________________________
   TELEPHONE NUMBER                                      TELEPHONE NUMBER
   ____________________________________________________  ________________________________________________________
   ADDRESS (Street, City, State, ZIP)                    ADDRESS (Street, City, State, ZIP)
   ____________________________________________________  ________________________________________________________
   DATE LAST SEEN                   REASON               DATE LAST SEEN                   REASON
-----------------------------------------------------------------------------------------------------------------
18.   DETAILS OF ALL YES ANSWERS - QUESTIONS 13 THROUGH 17 ABOVE:
Ques.     Person     Mo/Yr    Ailment   Treatment   Name & Address of Physician/Medical Facility    CHECK if Same
       I, S, BP, C                                                                                       as 17
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19.   FAMILY HISTORY:  MAKE A NOTE OF DIABETES, CANCER, MELANOMA, HEART, AND KIDNEY DISEASE.

                           LIVING                                           DECEASED
                   Age(s)         Health History             Age(s) at Death          Cause of Death
-----------------------------------------------------------------------------------------------------------------
Father
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Mother
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Siblings
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Siblings
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Siblings
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Siblings
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SECTION 5 - NONMEDICAL & FINANCIAL INFORMATION (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
20.   FINANCIAL INFORMATION MUST BE COMPLETED FOR ALL SALES.  IF FACE AMOUNT APPLIED FOR IS $750,000 OR MORE,
      PROVIDE AN EXPANDED FINANCIAL STATEMENT.

   A. FOR PERSONAL INSURANCE:

      1. What is the purpose of the insurance?
         CHECK ALL THAT APPLY.                  / / Estate preservation      / / Family protection
                                                / / Mortgage protection      / / Charitable
                                                / / Other

      2. What is the Proposed Insured's                     What is the Spouse's (complete only if Other
                                                            Insured Rider is requested)

         / / Annual earned income $_______________________  / / Annual earned income $___________________________
         / / Annual interest & other income $_____________  / / Annual interest & other income $_________________
         / / Total assets $_______________________________  / / Total assets $___________________________________
         / / Total liabilities $__________________________  / / Total liabilities $______________________________

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

   B. FOR BUSINESS INSURANCE:

      1. What is the purpose of the insurance?              2. Annual net profit before taxes:
         CHECK ALL THAT APPLY.
         / / Key person          / / Creditor                  Last Year $_______________________________________
         / / Buy-Sell            / / Cross Purchase            2 years ago $_____________________________________
         / / Split dollar        / / Other
         / / Stock redemption

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-----------------------------------------------------------------------------------------------------------------

   C. FOR KEY PERSON INSURANCE:

      1. Are all partners of key people to be covered?  (If "No" explain).    / / Yes     / / No

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-----------------------------------------------------------------------------------------------------------------

      2. Does Proposed Insured have an ownership interest in the business?      / / Yes     / / No
         If "Yes," what is Proposed Insured's percent of ownership? ___________%

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FOR HOME OFFICE ADMINISTRATIVE CHANGES ONLY:














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THERE HAS BEEN PAID TO THE AGENT THE SUM OF $ _____________ IN CASH, ON ACCOUNT OF THE FIRST PREMIUM (SEE
CONDITIONAL PREMIUM RECEIPT).

     IT IS REPRESENTED that the statements and answers on this form and those given to the medical examiner on
Part 2, if required, are full, complete and true to the best of my knowledge and belief.  IT IS AGREED that:
(1) the only statements which are to be considered as the basis of the policy are those in the application including Part 2 if required; (2) no waiver or modification shall bind The American Franklin Life Insurance
Company (American Franklin) unless in writing and signed by the President and Secretary; (3) NO INSURANCE
SHALL BE CONSIDERED IN EFFECT UNDER THIS APPLICATION: (a) except as may be provided in a Conditional Premium
Receipt bearing the same date as this application; and (b) unless and until the application is approved and accepted by American Franklin at its home office; and (c) until the policy has been manually delivered to and accepted by the Owner during the lifetime of the person proposed for insurance; and (d) unless the health and insurability of the person proposed for insurance has not changed since the date of this application; and (e)
unless the first premium has been paid in full.

  IT IS FURTHER AGREED that, if the health or any of the answers or statements of the person proposed for insurance change prior to delivery of the policy, I must so inform American Franklin in writing.

  American Franklin may indicate administrative changes in the Section entitled "For Home Office Administrative
Changes Only."  Any other changes in this application shall be subject to the written consent of the owner.

  American Franklin is authorized to obtain medical and other information.  This is to be done in order to evaluate this application for life insurance.

  AUTHORIZATION:  I authorize: any physician; any practitioner; any hospital; any clinic; any other medical or medically related facility; The Veterans Administration; the employer of any person named in Item 1.; American
Franklin's reinsurers; insurance support organizations; authorized representatives; the Medical Information
Bureau; or any insurance company; who have/has any information about any person named in Item 1., to furnish such information to American Franklin or its reinsurers.  THIS AUTHORIZATION IS TO INCLUDE INFORMATION ABOUT
DRUGS, ALCOHOLISM OR MENTAL ILLNESS.  This authorization will remain valid for twenty-six (26) months after the date indicated below.

  American Franklin or its reinsurers are authorized to make a brief report regarding any person named in
Item 1. to other life insurance companies to whom such person has applied or may apply.

A photographic copy of this authorization will be as valid as the original.
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     CERTIFICATION:  UNDER PENALTIES OF PERJURY, I CERTIFY THAT:  As owner, the number shown on this form is my correct Social Security Number or Taxpayer Indentification Number (or I am waiting for a number to be issued to me); and (a) I am not subject to backup withholding; or (b) Check box if applicable: / / THE INTERNAL REVENUE
SERVICE HAS NOTIFIED ME THAT I AM SUBJECT TO BACKUP WITHHOLDING.  THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE
YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
-------------------------------------------------------------------------------------------------------------------

Dated at _______________________________________________ this ____________ day of _______________ , __________
                CITY                        STATE                 DAY                  MONTH           YEAR

SIGNATURE OF OWNER(S):

X ______________________________________________________  X _____________________________________________________
                                                                       SIGNATURE OF PROPOSED INSURED OR
                                                                       APPLICANT (IF JUVENILE CONTRACT)

X ______________________________________________________  X _____________________________________________________
                 TITLE (IF APPLICABLE)                             SIGNATURE OF SPOUSE OR BUSINESS PARTNER

X ______________________________________________________  X _____________________________________________________
                                                                   SIGNATURE OF AGENT (STATE LICENSE NO.)
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                                             FIELD ASSOCIATE REPORT

1.  Current Marital Status Of Proposed Insured Or Applicant
    / / Single     / / Married     / / Divorced     / / Widowed     / / Separated

2.  How long have you known any of the Proposed Insureds? _______________________________________________________

3.  Are all Proposed Insureds U.S. Citizens?
    / / Yes     / / No     If "No" give length of residence in U.S. _____________________________________________

4.  Are you related by blood or marriage to any Proposed Insured?
    / / Yes     / / No     Relationship _________________________________________________________________________

5.  Have the persons proposed for insurance had other names? (i.e., previous alias, married names, maiden name)
    / / Yes     / / No     If "Yes" give previous name __________________________________________________________

6.  Did you personally see all Proposed Insureds and ask each and every question and accurately record their answers yourself?
    / / Yes     / / No     If "No" give full details in Special Requests.

7.  Did you give a Conditional Premium Receipt to the Applicant?
    / / Yes     / / No     If "No" give full details in Special Request

8.  Did you give the Consumer Report Notification and Medical Bureau Notification to the Proposed Insureds or
    Applicant?
    / / Yes     / / No     If "No" give full details in Special Requests.

9.  Do you have any knowledge or reason to believe that replacement of existing insurance or annuities is involved?
    / / Yes     / / No     If "Yes" give full details in Special Requests.

10. Did you notify the Proposed Insured(s) that an inspection report may be required?  / / Yes    / / No

11. Which of the following have you scheduled?

                                  Resting   Blood    Med           Name of Facility             Telephone
                   Paramed   HOS    EKG    Profile   Exam   APS        or Doctor      Address     Number     Date
    Insured
-----------------------------------------------------------------------------------------------------------------
    Spouse/
    Bus. Partner
-----------------------------------------------------------------------------------------------------------------
    Child
-----------------------------------------------------------------------------------------------------------------
    Child
-----------------------------------------------------------------------------------------------------------------
    Child
-----------------------------------------------------------------------------------------------------------------

12. Special Requests:
-----------------------------------------------------------------------------------------------------------------


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13. Agents to receive commission  (MUST BE COMPLETED TO RECEIVE COMMISSIONS)
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Name                                Contract Number                          Commission Percent
-----------------------------------------------------------------------------------------------------------------
                                                  -
-----------------------------------------------------------------------------------------------------------------
                                                  -
-----------------------------------------------------------------------------------------------------------------
                                                  -
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I CERTIFY THAT TO THE BEST OF MY KNOWLEDGE:  (1) THE INFORMATION PROVIDED IN THIS REPORT AND BY THE OWNER AND
PROPOSED INSURED IN THE APPLICATION IS COMPLETE, ACCURATE, AND CORRECTLY RECORDED; AND (2) THERE IS NOTHING
ADVERSELY AFFECTING THE INSURABILITY OF ANY PROPOSED INSURED OTHER THAN AS INDICATED IN THE APPLICATION.

Date: __________________________________________________  X _____________________________________________________
                                                                           SIGNATURE OF AGENT

________________________________________________________________  _______________________________________________
TELEPHONE NUMBER                                                  FAX NUMBER
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                            POLICY MAILING INSTRUCTIONS

           Please PRINT OR TYPE below the Name and Address of the person to whom the policy is to be mailed when issued.

 (THIS FORM WILL BE USED AS A MAILING LABEL ... SO PLEASE TYPE OR PRINT CLEARLY)

                                   DO NOT DETACH

--------------------------------------------------------------------------------





          Name ____________________________________________________
          Street __________________________________________________
          City/State ________________________ ZIP _________________

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ATTACH VOIDED CHECK HERE
------------------------

NEW APPLICATION PRE-AUTHORIZED CHECK AGREEMENT - Complete, date and sign to create a pre-authorized check agreement.

A VOIDED CHECK IS REQUIRED TO INITIATE A PRE-AUTHORIZED CHECK AGREEMENT.  PLEASE ATTACH TO THIS AGREEMENT.

------------------------------------------------
    FINANCIAL INSTITUTION NAME AND ADDRESS

Bank Name ______________________________________                  Draft Day Preferred: __________________________

Office or                                                         Drafts will be taken from checking account only.
Branch    ______________________________________                  Draft Frequency:    / / Monthly       / / Quarterly
                                                                                      / / Semi-Annually / / Annually
Street
Address   ______________________________________                  Draft Amount $ __________________________

City
State & ZIP  ___________________________________
------------------------------------------------

              THE BANK ACCOUNT NUMBER AND TRANSIT ROUTING NUMBERS WILL BE TAKEN FROM THE VOIDED CHECK.


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                                            PRINT NAME(S) OF ACCOUNT HOLDER(S)


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          SIGNATURE OF AT LEAST ONE ACCOUNT HOLDER - EXACTLY AS IT APPEARS ON BANK RECORDS                       DATE
                                              (CONTINUED-SEE REVERSE SIDE)


                                              CONDITIONAL PREMIUM RECEIPT

     CAUTION:  No interim or temporary insurance coverage is afforded under the provisions of this receipt and no insurance will become effective prior to policy delivery and acceptance unless each and every condition specified in paragraph "FIRST" on the reverse side is fulfilled exactly.  No agent of the company and no broker is authorized to alter or waive any of these conditions.

RECEIVED FROM _____________________________________________________________  $ ______________________________________

in cash (which is tendered subject to the conditions listed on the reverse side) on account of the first ____________ premium
                                                                                                             MODE
on proposed insurance on the life of _________________________________________ for which an
                                                PROPOSED INSURED

application is this day made to THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY, Springfield, Illinois 62713.

DATED _______________________________ , _________________  SIGNED X ____________________________________________
             MONTH     DAY                    YEAR                              AGENT'S SIGNATURE

This receipt shall be void if altered or modified or if any check or draft tendered on account of first premium is not paid when presented for payment.


                ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY.
                            DO NOT MAKE CHECKS PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

                                            (CONTINUED-SEE REVERSE SIDE)

                                       DETACH AND LEAVE WITH PROPOSED INSURED
                                  (WITH APPLICANT IF PROPOSED INSURED IS AGE 0-14)

                    THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY CONSUMER REPORT NOTIFICATION

     As part of the Company's customary processing of applications, an investigative consumer report may be prepared.
 This report may be obtained through personal interviews with friends, neighbors and associates, and it typically concerns information as to character, general reputation, personal characteristics and mode of living, whichever is applicable.  Upon written request within a reasonable period of time, a complete and accurate disclosure of the nature and scope of such a report, if one is made, will be provided.  (Re: United States FCR Act, 1970)

                                       MEDICAL INFORMATION BUREAU NOTIFICATION

   One of the prime objectives of The American Franklin Life Insurance Company is to provide insurance at reasonable cost.  The underwriting process (evaluation of risks) is necessary not only to assure this reasonable cost, but also to assure that each policyholder contributes his fair share of the cost.  In considering your application, information from various sources must, therefore, be considered.  These include the results of your physical examination, if required, and any reports we may receive from doctors and hospitals who have attended to you.

                                           (CONTINUED-SEE REVERSE SIDE)
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AUTHORIZATION AGREEMENT FOR PRE-ARRANGED PAYMENTS (DEBITS TO MY ACCOUNT) IN
FAVOR OF THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY, HEREAFTER REFERRED TO AS "THE COMPANY"

  The authorization does not modify or change the provisions of my policy contract(s) except the right of the owner to receive a notice of payment due which is hereby expressly waived. The debit when paid will constitute a receipt of the premium and/or other amounts if and when the Company receives the actual cash therefor at its home office. This authority is to remain in effect until countermanded by me.

  You are hereby authorized, as a convenience to me, to initiate debit entries, including checks, drafts and other orders whether by electronic or paper means, with such debits made to my account and drawn by the Company on my account by and payable to the order of the Company. All debits (plus your service charge therefore, if any) should be made without inquiry as to whether or not or when any premiums and/or other amounts due the Company stated to be covered thereby are due, or as to the correctness of the amount of the debit. In consideration of your acting hereunder I hereby agree that if any such debit is not paid by you for any reason, with or without cause or whether such nonpayment is intentional, inadvertent or otherwise, you shall be under no liability whatsoever, even though such nonpayment results in the forfeiture of insurance. The authority is to remain in full force and effect until the Company and Depository has received written notification from me (or either of us) of its termination in such times and in such manner as to afford the Company and Depository a reasonable opportunity to act. Notice of charge of debit is hereby waived.

It is agreed that the tender referred to on the reverse side is made and accepted subject to the following conditions:

     FIRST: Conditions Under Which Insurance May Become Effective Prior to Policy Delivery and Acceptance. If each and every one of the following conditions have been fulfilled EXACTLY - (a) full initial premium must be paid according to the method of premium payment selected in the application for the amount of insurance applied for; (b) all medical examinations, tests, X-rays and electrocardiograms required by the Company's underwriting rules and standards must be completed within 60 days from the date of the application; (c) each person proposed for insurance must be on the Effective Date, as defined below, a risk acceptable under the Company's underwriting rules, limits and standards for a policy EXACTLY as applied for without modification and at the rate of premium paid - then insurance as provided by the terms and conditions of the policy applied for and in use by the Company on the Effective Date but for an amount not exceeding that specified in paragraph "SECOND" will become effective as of the Effective Date. "Effective Date" as used herein means the latest of: (a) the date of application, or (b) the date of completion of all required medical examinations, tests, X-rays and electrocardiograms required by the Company's underwriting rules and standards, or (c) the date, if any, requested in the application.

     SECOND: LIMITS PROVISION: Maximum Amount of Insurance Which May Become Effective Prior to Policy Delivery. The total amount of insurance (life insurance and accidental death benefits) which may become effective prior to the policy delivery shall not exceed $500,000.

     THIRD: Return of Premium Tendered. If one or more of the conditions in paragraph "FIRST" have not been fulfilled EXACTLY there shall be no liability on the part of the Company except to return the premium tendered with this application.

     FOURTH: If the Company does make a counteroffer, no insurance will become effective until the policy has been manually delivered to and accepted by the Proposed Insured, or by the Owner, if other than the Proposed Insured, during the lifetime and continued insurability of each person proposed for insurance and the first premium for the policy offered has been paid in full.



     Information regarding your insurability will be treated as confidential. We or our reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a nonprofit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.

     Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number
(617) 426-3660. In Canada the address is 330 University Avenue, Suite 403, Toronto, Ontario Canada M5G 1R7, telephone number (416) 863-0518.

     We or our reinsurers may also release information in our file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

     The purpose of the Bureau is to protect its members and their policyholders from bearing the expense created by those who would conceal facts relevant to their insurability. Information furnished by the Bureau may alert the insurer to the possible need for further investigation. The Bureau is not a repository of medical reports from hospitals and physicians, and information in the Bureau file does not reveal whether applications for insurance are accepted, rated or declined.